iShares®

iShares Trust (the “Trust”)

Supplement dated June 21, 2018 (the “Supplement”)

to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”), each dated August 1, 2017 for the iShares® iBonds® Sep 2018 Term Muni Bond ETF (IBMG)

(the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

On December 5, 2011, in connection with the establishment of the Fund, the Board of Trustees of the Trust approved the planned liquidation, dissolution and termination of the Fund. As a result, the last day of trading in the Fund on NYSE Arca, Inc. (“NYSE Arca”) will be September 4, 2018. NYSE Arca will suspend trading in the Fund before the open of trading on September 5, 2018 and shares of the Fund will no longer be available for new investments as of this date. Proceeds of the liquidation are currently scheduled to be sent to shareholders on September 10, 2018. The Fund’s final net asset value, as calculated on September 4, 2018, will include any costs associated with the liquidation expected to be borne by the Fund.

Because shares of the Fund will not be traded on NYSE Arca during the period between September 5, 2018 and September 10, 2018, we cannot assure you that there will be a trading market for your shares. Further, during this period, the Fund will be in the process of closing down and liquidating its portfolio, which will result in the Fund not being able to track its Underlying Index, and the Fund will hold cash and securities that may not be consistent with its investment objective and strategies. After September 4, 2018, shareholders that remain invested in the Fund will receive the entire amount of their pro rata share of the liquidation proceeds on or about September 10, 2018, subject to their brokerage firm’s processes.

Shareholders may sell their holdings of the Fund prior to September 5, 2018 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. At the time the liquidation of the Fund is complete, shares of the Fund will be individually redeemed. If you still hold shares of the Fund on September 10, 2018, the Fund will automatically redeem your shares for cash based on the net asset value as of the close of business on September 4, 2018, which will include any dividends or distributions calculated as of that date.

If you are subject to federal income tax, the liquidation of the Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the liquidation will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, the Fund may declare tax exempt or taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis. Please consult your personal tax advisor about the potential tax consequences.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-IBMG-S1

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE